UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                         Date of Report: April 20, 2004

                                 CYTOMEDIX, INC.
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             (Exact name of registrant as it appears in its charter)

            Delaware                    0-28443                23-3011702
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                    Indentification No.)

                         1523 South Bowman Rd., Suite A,
                           Little Rock, Arkansas 72211
              (Address of principal executive offices and zip code)

                                 (501) 219-2111
              (Registrant's telephone number, including area code)

ITEM 5. Other Events and Regulation FD Disclosure

         On April 20, 2004, Cytomedix, Inc. issued the attached press release announcing that its board of directors had appointed Dr. Kshitij Mohan as the company's new chief executive officer. The press release is filed as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following Exhibit is filed with this Current Report on Form
8-K:

Exhibit No.       Description
-----------       -----------

Exhibit 99.1      Press Release of Cytomedix, Inc., dated April 20, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CYTOMEDIX, INC.

                                        By: /s/ William Allender
                                            ------------------------------
                                            William Allender
                                            Chief Financial Officer

Date: April 20, 2004